Exhibit 10.2.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of September 19, 2018 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (“KUEHG”), KC SUB, INC., a Delaware corporation (“KC Sub” and, together with KUEHG, the “Borrowers”), KC HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse AG”), in its capacity as the Administrative Agent under the Credit Agreement (as defined below), which amends that certain Second Lien Credit Agreement dated as of August 22, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Borrowers, Holdco, each Lender from time to time party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement to effect certain amendments to the definition of “Consolidated EBITDA” as set forth therein (such amendments, as more particularly set forth in Section 1 below, the “Consolidated EBITDA Amendments”);

WHEREAS, Section 9.02(b) of the Credit Agreement permits certain amendments to the Credit Agreement, including the Consolidated EBITDA Amendments, with the consent of the Borrowers, Holdco and the Required Lenders;

WHEREAS, in accordance with Sections 9.02(b) of the Credit Agreement, the Borrowers, Holdco, the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent are willing to amend the Credit Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Consolidated EBITDA Amendments. Effective immediately upon satisfaction of the conditions set forth in Section 2 herein, the Borrowers, Holdco, the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent hereby consent and agree, and the Credit Agreement is hereby amended, as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means Amendment No. 1, dated as of September 19, 2018, by and among the Borrowers, Holdco, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1.

“Continued Profitability” means, with respect to any location that has achieved Profitability, cumulative positive Consolidated EBITDA since the first day of the two (2) consecutive month period upon the completion of which such location achieved Profitability.

“Run-Rate EBITDA” means, for all locations that have first achieved Profitability in the trailing twelve-month period ended on the date of such measurement, and maintained Continued Profitability, Consolidated EBITDA attributable to such locations for such period, determined after (i) shifting the first month of positive Consolidated EBITDA to the first month of such period and shifting each subsequent month in a similar manner (i.e., shifting the second month of positive Consolidated EBITDA to the second month of such period, etc.) until each month of actual results for such period have been exhausted, and (ii) deeming Consolidated EBITDA for each other month of such period to be the average of Consolidated EBITDA for the months described in clause (i) above.

“Run-Rate EBITDA Adjustment Amount” means, with respect to any location and any given twelve-month period, an amount equal to the excess of Run-Rate EBITDA attributable to such location for such period over Consolidated EBITDA attributable to such location for such period.

“Profitability” means, with respect to any location, two (2) consecutive months of positive Consolidated EBITDA.

(b) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1) by deleting the period at the end of clause (1)(r) thereto and replacing it with “; plus”; and

(2) by adding the following clauses (1)(s) – (1)(v) after clause (1)(r):

(s) the amount of any operating losses attributable to any location and incurred within eighteen (18) months after the date on which such location opened and prior to such location first achieving Profitability; provided that (i) the aggregate amount that may be added back pursuant to this clause (s) in such period shall not exceed (x) $500,000 per location or (y) 15% of Consolidated EBITDA for such period (after giving effect to such addbacks) and (ii) the aggregate amount that may be added back pursuant to this clause (s) and clause (t) below in such period shall not exceed 20% of Consolidated EBITDA for such period (after giving effect to such addbacks);

(t) for any location that has achieved Profitability in such period, the Run-Rate EBITDA Adjustment Amount for any portion of such period occurring within twenty-four (24) months after the date on which such location opened (without duplication of any amounts added back pursuant to clause (s) above in such period with respect to such location); provided that the aggregate amount that may be added back pursuant to this clause (t) and clause (s) above in such period shall not exceed 20% of Consolidated EBITDA for such period (after giving effect to such addbacks);

(u) the amount of any difference between cash rent expense and GAAP rent expense for such period, which, for the avoidance of doubt, may be a negative number; and

(v) any addbacks or adjustments (i) set forth in a quality of earnings analysis prepared in connection with any Permitted Acquisition or similar Permitted Investment or (ii) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Exchange Act and as interpreted by the staff of the SEC (or any successor agency);

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(c) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” prior to “the Security Documents” with a comma and adding immediately prior to the period therein, “and Amendment No. 1”.

Section 2. Conditions to Effectiveness. The Consolidated EBITDA Amendments set forth in Section 1 shall be effective immediately upon satisfaction of each of the following conditions:

(a) The Administrative Agent’s receipt of executed counterparts of this Amendment, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrowers.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies unless otherwise specified:

(1) a certificate signed by a Responsible Officer of the Borrowers certifying as to the satisfaction of the conditions set forth in clauses (d) and (e) of this Section 2; and

(2) a Guarantor Consent and Reaffirmation, dated as of the date hereof and executed by each of the Guarantors, whereby each of the Guarantors consents to this Amendment and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party.

(c) All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent and the Lenders, in each case, required to be paid on the Amendment No. 1 Effective Date (including pursuant to Section 3 hereof) shall have been paid.

(d) No Default or Event of Default shall exist, or would result from the Amendment and related Credit Event or from the application of the proceeds therefrom.

(e) The representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 2, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 1 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

“Amendment No. 1 Effective Date” shall mean (a) for purposes of the Consolidated EBITDA Amendments, the date on which the conditions set forth in this Section 2 have been satisfied. The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

Section 3. Fees and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the

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Administrative Agent as and when required by Section 9.03 of the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the first date on which each of the conditions set forth in Section 2 has been satisfied.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery” and words of the like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 5. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdco and the Borrowers under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents and nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP.

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KC SUB, INC.

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

KC HOLDCO, LLC

By:	/s/ Paul D. Thompson
Name: Paul D. Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and the Administrative Agent

By:	/s/ MIKHAIL FAYBUSOVICH
Name: MIKHAIL FAYBUSOVICH
Title: AUTHORIZED SIGNATORY

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

American Beacon Sound Point Enhanced Income Fund, as a Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Birchwood Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Blackstone / GSO Long-Short Credit Income Fund, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Blackstone / GSO Senior Floating Rate Term Fund, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

BLACKSTONE/GSO STRATEGIC CREDIT FUND, as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Burnham Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Catskill Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Chenango Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Cole Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Commander Navy Installations Command Retirement Trust, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Commonwealth of Pennsylvania, Treasury Department, as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

CONGRUENT CREDIT OPPORTUNITIES FUND III, LP, as Lender

By:	Congruent Investment Partners, LLC, its Investment Manager

By:	/s/ Matthew Killebrew
	Name:	Matthew Killebrew
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc

Mercer QIF Fund plc (in respect of Mercer Multi-Asset Credit Fund), as Lenders

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

[Signature Page to Amendment No. 1]

Credit Suisse Loan Funding LLC, as Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Cumberland Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

MERCER QIF FUND PLC—MERCER INVESTMENT FUND 1, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Investment Manager of, and on behalf of, Mercer Investment Fund 1, a sub-fund of Mercer QIF Fund plc

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

BOSTON RETIREMENT SYSTEM, as a Lender

By: DDJ Capital Management, LLC in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

CATERPILLAR INVESTMENT TRUST, as a Lender

By: DDJ Capital Management, LLC, on behalf of Caterpillar Investment Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

CATERPILLAR INC. MASTER RETIREMENT TRUST, as a Lender

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

THE STATE OF CONNECTICUT ACTING THROUGH ITS TREASURER, as a Lender

By: DDJ Capital Management, LLC, acting in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

DISTRICT OF COLUMBIA RETIREMENT BOARD, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

DDJ OPPORTUNISTIC HIGH YIELD FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Advisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

FEDEX CORPORATION EMPLOYEES’ PENSION TRUST, as a Lender

By: DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

STICHTING PENSIOENFONDS HOOGOVENS, as a Lender

By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

DDJ CAPITAL MANAGEMENT GROUP TRUST—HIGH YIELD INVESTMENT FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL, as a Lender

By: Achmea Investment Management, as asset manager
By: DDJ Capital Management, LLC, as subadvisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

J.C. PENNEY CORPORATION, INC. PENSION PLAN TRUST, as a Lender

By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

NTCC HIGH YIELD BOND FUND FEBT, as a Lender

By: DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

NORTHERN MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Adviser

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

PRINCIPAL FUNDS, INC. – GLOBAL DIVERSIFIED INCOME FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

PRINCIPAL FUNDS, INC. – HIGH YIELD FUND I, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

RUSSELL INVESTMENTS GLOBAL HIGH INCOME BOND POOL, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

RUSSELL INVESTMENTS INSTITUTIONAL FUNDS, LLC HIGH YIELD BOND FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

RUSSELL INVESTMENT COMPANY – MULTI- STRATEGY INCOME FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

THE 1199SEIU HEALTH CARE EMPLOYEES PENSION FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

DDJ STRATEGIC INCOME PLUS FUND, L.P., as a Lender

By: DDJ/GP Strategic Income Plus, LLC, its General Partner By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

DDJ/TAF STRATEGIC INCOME FUND, L.P., as a Lender

By: DDJ/GP TAF Strategic Income, LLC, its General Partner By: DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

UAW RETIREE MEDICAL BENEFITS TRUST (GM SEPARATE RETIREE ACCOUNT), as a Lender

By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account), as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Teri Carroll
Name: Teri Carroll
Title: Vice President

[Signature Page to Amendment No. 1]

UAW RETIREE MEDICAL BENEFITS TRUST (CHRYSLER SEPARATE RETIREE ACCOUNT), as a Lender

By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account), as directed by DDJ Capital Management, and not in its individual capacity

By:	/s/ Teri Carroll
Name: Teri Carroll
Title: Vice President

[Signature Page to Amendment No. 1]

UAW RETIREE MEDICAL BENEFITS TRUST (FORD SEPARATE RETIREE ACCOUNT), as a Lender

By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account), as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Teri Carroll
Name: Teri Carroll
Title: Vice President

[Signature Page to Amendment No. 1]

INTEL RETIREMENT PLANS COLLECTIVE INVESTMENT TRUST – INTEL OPPORTUNISTIC BOND FUND, as a Lender

By: DDJ Capital Management, LLC, in its capacity as sub-advisor. Recourse by any counterparty hereto is limited to the assets managed by the sub-advisor to the Fund set forth above.

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Amendment No. 1]

Dewolf Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Dorchester Park CLO Designated Activity Company, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Floating Rate Portfolio, as a Lender
BY: Boston Management and Research as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Limited Duration Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Floating-Rate Income Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Short Duration Diversified Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Senior Floating-Rate Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Eaton Vance Senior Income Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

ELLINGTON CLO MANAGEMENT LLC, as Lender

ON BEHLAF OF;

ELLINGTON CLO I, LTD.

By:	/s/ Darrick Ginkel
	Name:	Darrick Ginkel
	Title:	Portfolio Manager

[By:
Name:
	Title:	][1]

[1]	Delete second signature block if second signatory not required

[Signature Page to Amendment No. 1]

Master Trust Bank Of Japan Ltd. Re: Fidelity Us High Yield

By: Fidelity Management & Research Company as Investment Manager, as Lender

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity American High Yield Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Puritan Trust: Fidelity Puritan Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Ballyrock CLO 2018-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Ballyrock CLO 2016-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Income Fund: Fidelity Total Bond Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Canadian Balanced Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Variable Insurance Products Fund V: Strategic Income Portfolio, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Fidelity Summer Street Trust: Fidelity Global High Income Fund, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

GILBERT PARK CLO, LTD., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Guidewell Group, Inc., as a Lender
By: Lord, Abbett & Co. LLC, As Investment Advisor

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

UPMC Health Options, Inc., as a Lender
By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Jay Park CLO Ltd., as a Lender
By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Kaiser Foundation Hospitals, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Alvin Mai
Name:	Alvin Mai
Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Long Point Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Bank Loan Trust, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Floating Rate Fund Ltd., as a Lender
By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett High Yield Core Trust II, as a Lender
By: Lord, Abbett & Co. LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Investment Trust—High Yield Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Investment Trust—Lord Abbett Floating Rate Fund, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Passport Portfolios plc. – Lord Abbett High Yield Fund, as a Lender

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Lord Abbett Passport Portfolios plc. – Lord Abbett Global High Yield Fund, as a Lender

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Mariner CLO 2017-4, Ltd., as Lender

By:	/s/ Bradley Willson
	Name:	Bradley Willson
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Mariner CLO 5, Ltd., as Lender

By:	/s/ Bradley Willson
	Name:	Bradley Willson
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

National Electrical Benefit Fund, as a Lender By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Neuberger Berman Investment Funds Plc, as a Lender BY: Sound Point Capital Management, LP as Sub Investment Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

OFSI BSL VIII, Ltd.
By:	OFS CLO Management, LLC
Its:	Management and Originator Series, as Collateral Manager

	By:	/s/ Maureen S Ault
	Name:	Maureen S Ault
	Title:	Director

[Signature Page to Amendment No. 1]

Principal Funds, Inc.—Global Multi-Strategy Fund, as a Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Privilege Underwriters Reciprocal Exchange, as a Lender
By: Sound Point Capital Management, LP as Manager

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Public Service New Mexico Qual NDT Partners, as a Lender
By: Lord, Abbett & Co. LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

PURE Insurance Company, as a Lender
By: Sound Point Capital Management, LP as Manager

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Renaissance Investment Holdings Ltd., as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Seneca Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Senior Debt Portfolio, as a Lender
BY: Boston Management and Research as Investment Advisor

By:		/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Sound Point Credit Opportunities Master Fund, LP, as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Sound Point Montauk Fund, L.P., as a Lender
By: Sound Point Capital Management, LP as Investment Manager

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Teachers Retirement System of Oklahoma, as a Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:		/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:		/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Thayer Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd, as a Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

TIAA CLO II LTD, as a Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Teachers Advisors, Inc., on behalf of TIAA-CREF High-Yield Fund, as a Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Treman Park CLO, Ltd., as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture 28A CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

VENTURE XIII CLO, Limited, as a Lender
By: its Investment Advisor MJX Venture Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

VENTURE XV CLO, Limited, as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

VENTURE XVI CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XVII CLO Limited, as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XVIII CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XXIX CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XXVII CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XXVIII CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Venture XXX CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management II LLC

By:	/s/ John Calaba
	Name:	John Calaba
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Wellfleet CLO 2015-1, Ltd., as a Lender

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Wellfleet CLO 2016-1, Ltd., as a Lender

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Wellfleet CLO 2016-2, Ltd., as a Lender

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Wellfleet CLO 2017-2, Ltd., as a Lender
By: Wellfleet Credit Partners, LLC
As Collateral Manager

By:		/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Amendment No. 1]